UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2010

TWO RIVERS WATER COMPANY
(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222
_______________________________________________
(Address of principal executive offices)

303-222-1000
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(Registrant's Telephone number)

(Former Name or Address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Two Rivers Water Company (OTCBB: TURV) announces that on April 27, 2010, its subsidiary, Northsight, Inc., obtained a Judgment in the Circuit Court of Jackson County, Missouri declaring Northsight to have a valid first lien on property on which Northsight had made a loan in January 2008.  It also received a punitive damages judgment against the mortgagee for $315,000 for negligent misrepresentation.  Northsight was also named as a defendant in the lawsuit; however, the Judgment absolved any exposure to Northsight.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY (Registrant)
Dated: May 5, 2010	By: /s/ Wayne Harding_____________ Wayne Harding, Chief Financial Officer